UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024

Commission File Number	1-15202

     W. R. BERKLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware			22-1867895
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

475 Steamboat Road	Greenwich	Connecticut	06830
(Address of principal executive offices)			(Zip Code)

(203)	629-3000
(Registrant’s telephone number, including area code)

None
Former name, former address and former fiscal year, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.20 per share	WRB	New York Stock Exchange
5.700% Subordinated Debentures due 2058	WRB-PE	New York Stock Exchange
5.100% Subordinated Debentures due 2059	WRB-PF	New York Stock Exchange
4.250% Subordinated Debentures due 2060	WRB-PG	New York Stock Exchange
4.125% Subordinated Debentures due 2061	WRB-PH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
W. R. Berkley Corporation (the “Company”) held its Annual Meeting of Stockholders on June 12, 2024. The meeting involved: (i) the election of six directors for terms to expire (a) in the case of nominees William R. Berkley, Christopher L. Augostini and Jonathan Talisman, at the Company’s Annual Meeting of Stockholders to be held in 2027, (b) in the case of nominee Daniel L. Mosley, at the Company’s Annual Meeting of Stockholders to be held in 2026, and (c) in the case of nominees Marie A Mattson and Mark L. Shapiro, at the Annual Meeting of Stockholders to be held in 2025, in each case and until their respective successors are duly elected and qualified, unless sooner displaced; (ii) a resolution approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or “say-on-pay” vote; and (iii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
The directors elected and the final voting results are as follows:
(i)    Election of Directors:

Nominee	For	Against	Abstain	Broker Non Votes
William R. Berkley	224,766,257	13,334,923	102,537	13,424,088
Christopher L. Augostini	217,334,725	19,535,667	1,333,325	13,424,088
Marie A. Mattson	236,651,745	804,373	747,599	13,424,088
Daniel L. Mosley	219,233,333	18,014,064	956,320	13,424,088
Mark L. Shapiro	204,938,929	32,554,142	710,646	13,424,088
Jonathan Talisman	221,950,039	15,301,929	951,749	13,424,088
(ii)    Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers (“Say-on-Pay” Vote):

For	Against	Abstain	Broker Non Votes
228,633,428	9,218,907	351,382	13,424,088

(iii)    Ratification of the Appointment of KPMG LLP:

For	Against	Abstain
240,391,919	11,063,892	171,994

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
W. R. BERKLEY CORPORATION

By:	/s/ Richard M. Baio
	Name:	Richard M. Baio
	Title:	Executive Vice President-
Chief Financial Officer

Date: June 12, 2024